Exhibit 99.2
Application Specific Standard Solutions for Advancing Technologies Annual Shareholders' Meeting May 29th, 2008

1 Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as the Company's business strategy, the introduction and market reception to new product announcements, fluctuations in product demand and supply, prospects for the global economy; continue introduction of new products, Company's ability to maintain customer and vendor relationships, technological advancements, impact of competitive products and pricing, growth in targeted markets, successful integration of acquired companies and/or assets, the Company's ability to successfully make additional acquisitions, risks of domestic and foreign operations, uncertainties in the Auction Rate Securities market; currency exchange rates; availability of tax credits, and other information detailed from time to time in the Company's filings with the United States Securities and Exchange Commission. Safe Harbor Statement

2 About Diodes Nasdaq listed in 2000 2,250 employees worldwide U.S. headquarters; 14 locations globally To consistently achieve profitable growth utilizing our innovative and cost- effective semiconductor packaging technology suited for high growth electronics markets by leveraging deep design and manufacturing expertise to deliver market-leading semiconductor products. 5-year Revenue Growth - 28.2% CAGR (2003 - 2007) 5-year EPS (adj) Growth - 50.6% CAGR 5-year Equity Growth - 45.0% CAGR A leading manufacturer and supplier of high-quality application specific standard products within the broad discrete and analog semiconductor markets, serving the computer, consumer electronics, communications, industrial and automotive industries. Fast Facts Business Objective

3 Full Year 2007 - Financial Results Revenues up 16.9% YOY to a record $401.2 million Gross profit up 14.5% YOY to $130.4 million Net income up 23.9% YOY to a record $59.7 million Adjusted* net income up 21.5% YOY to a record $64.9 million EPS $1.41 (split adjusted) up 21.6% Adjusted* EPS $1.50 (split adjusted) * Excluding FAS123R stock option expense and restructuring cost

4 4 Outperforming the Industry Annual Revenue Growth Rates Industry (SAM) 2003 2004 2005 2006 2007 YTD Diodes 0.182 0.356 0.156 0.599 0.169 Discrete Industry 0.081 0.181 -0.033 0.135 0.043 2003 to 2007 Growth Diodes: 28.2% Industry: 6.5% Source: World Semiconductor Trade Statistics 2003 2004 2005 2006 2007 SAM = Serviceable Area Market - weighted

5 $58 bn $36 bn $17 bn $21 bn $124 bn Significant Market Opportunity 2007 Total Semiconductor Market ($256 bn) Source: WSTS, December 2007 Diodes' SAM: $5 bn - $6 bn Discrete Memory Logic Analog Opto/Sensors Diodes' SAM $10 bn - $11 bn Semiconductor Market Growth 2005 to 2010E CAGR: 7.1%

6 6 Diodes' Growth Strategy Expand portfolio of standard function, application specific products Differentiate business with innovative and cost effective process and packaging technologies Leverage existing customer base to drive product sales Expand market share in high-growth end-markets with short design cycles Introduce new products to drive future business Maintain cost leadership through highly efficient packaging and manufacturing Pursue selective strategic acquisitions

7 7 Over 45 Years of Semiconductor Expertise Discrete, power management, and ASSP products Proprietary technologies Solid application and design team Strong presence in Europe Industrial, communications and automotive focus High volume discrete and standard analog products Cost efficient packaging capabilities Strong presence in APAC and US Broad product and customer base Consumer, computing and communications focus Revenue synergies through expanded product offering and cross selling Manufacturing synergies Operating synergies Market segment diversification Expanded customer base and distribution channels Increase in geographical footprint SYNERGIES + = A Winning Combination Zetex financials converted using an exchange rate of 1.962USD:1.000GBP, exchange rate reported in Zetex press release dated 2/21/2008 EBITDA as reported in Diodes press release dated 2/13/2008 and Zetex 2007 annual report (1) 2007 Revenue $401M 2007 Gross Margin 32.5% EBITDA(2) $84.9M Operating Margin 15.1% Employees 2,612 2007 Revenue $127M 2007 Gross Margin 32.4% EBITDA(2) $ 30M Operating Margin 11.1% Employees 658 2007 Revenue $528M 2007 Gross Margin 32.5% EBITDA(2) $114.9M Operating Margin 14.1% Employees 3,270

8 8 Increase in Depth and Breadth of Products STOP DO NOT BREAK APART This is an embedded Word table. Right click to open and edit. STOP DO NOT BREAK APART This is an embedded Word table. Right click to open and edit. Diodes Product Portfolio Zetex Product Portfolio Overlapping Products

9 9 2007 Revenue $127mm 2007 Revenue $401mm Combined 2007 Revenue $528mm End Market Diversification + (1) Zetex financials converted using an exchange rate of 1.962USD:1.000GBP, exchange rate reported in Zetex press release on 2/21/2008

10 10 Improved Geographic Mix + 2007 Revenue $127mm 2007 Revenue $401mm Combined 2007 Revenue $528mm (1) Zetex financials converted using an exchange rate of 1.962USD:1.000GBP, exchange rate reported in Zetex press release on 2/21/2008

11 11 Broad and Deep Customer Relationships Quanta Hon Hai

12 12 Efficient Manufacturing + Superior Processes High volume 5" wafer foundry in Kansas City, MO for discretes Shanghai-based packaging with a capacity in excess of 15 billion units Flexible and optimized manufacturing process resulting in low packaging cost Diodes Manufacturing Zetex Manufacturing 4" and 6" wafer foundry in Oldham, UK Bipolar process technology for discrete and IC Packaging facilities in Neuhaus, Germany and JV in China Strong engineering capabilities Economies of Scale: Production Units in China (bn) 2003 2004 2005 2006 2007 East 3.368 5.418 8.242 11.822 15.4

13 Industry and Media Recognition 2008 Forbes' List of 25 Fastest Growing Tech Companies - Ranking 22nd 2007 Forbes' 2007 List of 200 Best Small Companies - Ranking 16th, up from 37th 2nd in EPS growth BusinessWeek's List of 100 Hot Growth Companies - Ranking 49th Business 2.0 Magazine's List of 100 Fastest Growing Technology Companies - Ranking 39th 2006 Forbes' 2006 List of 200 Best Small Companies - Ranking 37th Standard and Poor's Top 300 Growth Companies - Ranking 51st Fortune's 100 Fastest-Growing Companies - Ranking 82nd Business 2.0 Magazine's Fastest-Growing Technology Companies - Ranking 26th, up from 45th BusinessWeek's List of 100 Best Small Companies - Ranking 52nd Electronics Business Magazine's List of 30 Best Small Electronics Companies - Ranking 29th S&P SmallCap 600 Index / NASDAQ Global Select MSPhotoEd.3

14 Investment Highlights Focus on Application Specific Standard Discrete and Analog Products Deep Manufacturing and Technical Expertise Broad Customer Base Diverse, High-Growth End Markets Strong Track Record of Growth & Profitability Management Continuity

Thank You This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual events and results could differ materially as a result of various factors, including the risk factors described in our reports filed with the Securities and Exchange Commission. Worldwide Headquarters 15660 Dallas Parkway, Dallas, Texas 75248 Telephone: 972-385-2810 www.diodes.com